UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1 TO

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 26, 2011

TOWER BANCORP, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania

(State or other jurisdiction

of incorporation)

001-34277	25-1445946
(Commission file number)	(IRS employer ID)

112 Market Street, Harrisburg, Pennsylvania	17101
(Address of principal executive office)	(Zip Code)

Registrant’s telephone number, including area code – (717) 231-2700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b)under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE: This Amendment No. 1 to Current Report on Form 8-K/A (the “Amendment”) is being filed to correct two exhibits previously filed under Item 9.01 of the Current Report on Form 8-K filed by Tower Bancorp, Inc. on May 2, 2011 (the “Initial Filing”). The Tower Bancorp, Inc. Presidents Incentive Plan and Executive Incentive Plan included as Exhibits 10.2 and 10.3 of the Initial Filing, respectively, contained typographical errors, which have been corrected in Exhibits 10.2 and 10.3 filed with this Amendment. Except as set forth in this Amendment, the disclosure contained in the Initial Filing remains unchanged.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1	Tower Bancorp, Inc. CEO Incentive Plan*

10.2	Tower Bancorp, Inc. Presidents Incentive Plan**

10.3	Tower Bancorp, Inc. Executive Incentive Plan**

*	Previously filed with the Initial Filing.
**	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TOWER BANCORP, INC.
(Registrant)

Date: May 20, 2011	By:	/s/ Andrew S. Samuel
Andrew S. Samuel
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Tower Bancorp, Inc. CEO Incentive Plan*

10.2	Tower Bancorp, Inc. Presidents Incentive Plan**

10.3	Tower Bancorp, Inc. Executive Incentive Plan**

*	Previously filed with the Initial Filing.
**	Filed herewith.